MFS(R) VARIABLE INSURANCE TRUST

                           MFS(R) NEW DISCOVERY SERIES

                      Supplement to the Current Prospectus

The description of portfolio managers under the "Portfolio Managers" section for the series is hereby restated as follows:

The series is managed by a team of portfolio managers.


                  The date of this Supplement is June 26, 2002